SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 9, 2008 (January 4, 2008)
BIOMIMETIC THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
389-A Nichol Mill Lane, Franklin, Tennessee 37067

(Address of principal executive offices)
(615) 844-1280

(Registrant’s telephone number, including area code)
Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.
     In connection with the closing of the transaction described in Item 2.01 herein, which disclosures are incorporated by reference into this Item 1.01, BioMimetic Therapeutics, Inc. (the “Company”) also amended or entered into the following material definitive agreements:
Amended and Restated Exclusive Sublicense Agreement
     The Company amended the Exclusive Sublicense Agreement dated December 9, 2003 with Luitpold Pharmaceuticals Inc. (“Luitpold”) that granted Luitpold an exclusive worldwide sublicense for certain of the Company’s licensed patents within the fields of dentistry and oral maxillofacial surgery.
Exclusive License Agreement
     The Company entered into an Exclusive License Agreement with Luitpold that granted Luitpold an exclusive worldwide license for certain of the Company’s patents within the fields of dentistry and oral maxillofacial surgery, including the exclusive right to develop and commercialize within the fields of dentistry and oral maxillofacial surgery certain technology developed by the Company during the next five years.
Asset Purchase Agreement
     The Company amended the Asset Purchase Agreement dated December 14, 2007 with Luitpold in connection with the closing of the transaction described in Item 2.01 herein.
Item 1.02. Termination of Material Definitive Agreements
     In connection with the closing of the transaction described in Item 2.01 herein, which disclosures are incorporated by reference into this Item 1.02, the Company also terminated the following material definitive agreements:
Manufacturing and Supply Agreement
     The Company terminated the Manufacturing and Supply Agreement dated December 9, 2003 with Luitpold that obligated Luitpold to purchase all of its requirements for GEM 21S Growth-factor Enhanced Matrix from the Company.
Research, Development and Marketing Agreement
     The Company terminated the Research, Development and Marketing Agreement dated December 14, 2003 with Luitpold under which the Company conducted clinical studies and assisted Luitpold with marketing activities. The Company will still receive a $10 million payment upon obtaining the European approval of GEM 21S and transferring such approval to Luitpold.
Item 2.01. Completion of Acquisition or Disposition of Assets.

     On January 7, 2008, the Company issued a press release which announced that on January 4, 2008 it had closed the previously announced transaction with Luitpold to sell its remaining dental business. The press release is attached hereto as Exhibit 99, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Number	Exhibit

99	Press Release dated January 7, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.
By:	/s/ Earl Douglas
	Name:	Earl Douglas
	Title:	General Counsel

Date: January 9, 2008